                                                                Exhibit 99(d)

CONSOLIDATED BALANCE SHEETS

                                                                  June 30,              December 31,            June 30,
                                                                    1997                   1996                  1996
                                                                                  (dollars in thousands)
Assets
  Cash and due from banks                                         $   152,132           $   155,725           $   126,942
  Federal funds sold                                                      200                12,950                 1,450

     Total cash and cash equivalents                                  152,332               168,675               128,392
  Interest bearing deposits with banks                                  2,163                 1,713                 1,310
  Securities:
    Available-for-sale                                                490,042               465,460               418,194
    Held-to-maturity (market values $247,584,
       $293,593 and $319,723 respectively)                            239,191               284,691               312,374
  Loans                                                             2,692,453             2,499,038             2,345,385
  Allowance for loan losses                                           (35,178)              (31,720)              (30,183)
  Premises and equipment                                               67,967                68,667                69,489
  Other assets                                                         64,185                63,909                59,799
                                                                   ----------            ----------            ----------
     Total assets                                                  $3,673,155            $3,520,433            $3,304,760
                                                                    =========             =========             =========

Liabilities and Shareholders' Equity
Deposits:
  Non-interest bearing                                            $   367,301           $   361,692           $   332,384
  Interest bearing:
    Savings and NOW accounts                                        1,024,757             1,011,153               942,028
    Time                                                            1,652,310             1,643,124             1,565,525
                                                                    ---------             ---------             ---------
     Total deposits                                                 3,044,368             3,015,969             2,839,937
Short-term borrowings                                                 272,268               163,220               168,534
Other liabilities                                                      37,311                37,563                33,532
Long-term debt                                                         29,537                29,537                 4,714
                                                                   ----------            ----------           -----------
     Total liabilities                                              3,383,484             3,246,289             3,046,717
                                                                    ---------             ---------             ---------

Shareholders' equity:
  Preferred stock - no par value; 1,000,000
            shares authorized                                             --                    --                    --
  Common stock - $1 par value; 50,000,000
           shares authorized; issued and outstanding:
           27,812,979, 26,304,157 and 19,736,038
           respectively                                                27,813                26,304                19,736
  Surplus                                                             203,673               163,828               170,902
  Retained earnings                                                    57,672                83,374                69,951
  Securities valuation, net of tax                                        513                   638                (2,546)
                                                                  -----------           -----------           -----------
     Total shareholders' equity                                       289,671               274,144               258,043
                                                                    ---------             ---------            ----------
     Total liabilities and shareholders' equity                    $3,673,155            $3,520,433            $3,304,760
                                                                   ==========            ==========            ==========

See accompanying notes to financial statements.

CONSOLIDATED STATEMENTS OF INCOME

                                                                Three months ended                     Six months ended
                                                                     June 30,                              June 30,
                                                               1997             1996               1997               1996
                                                                   (in thousands, except for per share data)
Interest Income
  Interest and fees on loans                                  $ 62,960         $ 53,984           $122,170           $106,896
  Interest on securities:
   Taxable                                                       8,705            8,163             17,332             15,494
   Tax-exempt                                                    2,985            3,239              6,104              6,497
  Other interest income                                            140              291                537              1,561
     Total interest income                                      74,790           65,677            146,143            130,448

Interest Expense
  Interest on deposits                                          32,245           29,213             64,242             59,039
  Interest on short-term borrowings                              3,321            1,721              5,484              3,175
  Interest on long-term debt                                       518              122              1,017                255

     Total interest expense                                     36,084           31,056             70,743             62,469


Net Interest Income                                             38,706           34,621             75,400             67,979
  Provision for loan losses                                      4,449            2,317              7,937              4,689

    Net interest income after provision for loan losses         34,257           32,304             67,463             63,290

Non-Interest Income
  Service charges on deposits                                    3,877            3,562              7,447              6,816
  Trust income                                                   2,302            1,996              4,576              4,016
  Other operating income                                         4,851            3,275              9,532              6,608
  Securities gains (losses)                                         --             (100)               121                (84)

     Total non-interest income                                  11,030            8,733             21,676             17,356

Non-Interest Expense
  Salaries and employee benefits                                16,067           14,524             31,409             29,182
  Occupancy                                                      1,778            1,772              3,679              3,613
  Equipment                                                      1,915            1,737              3,755              3,401
  Other operating                                                9,921            8,878             19,763             17,248

     Total non-interest expense                                 29,681           26,911             58,606             53,444


Income Before Income Taxes                                      15,606           14,126             30,533             27,202
  Income taxes                                                   4,549            3,925              8,747              7,422

Net Income                                                  $   11,057         $ 10,201           $ 21,786           $ 19,780

Net income per share                                              $.39             $.36               $.77               $.70
Cash dividends declared per share                                  .18              .15                .35                .29

Average shares outstanding (in thousands)                       28,313           28,164             28,270             28,124

See accompanying notes to financial statements.

CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands)

                                                                                              Six months ended June 30,
                                                                                          1997                       1996
Cash Flows From Operating Activities
  Net income                                                                             $  21,786               $  19,780
                                                                                          --------                --------
  Adjustments to reconcile net income to net cash provided by operating activities:

    Provision for loan losses                                                                7,937                   4,689
    Origination of loans for sale in secondary market                                      (94,484)               (125,472)
    Proceeds from sale of loans                                                             95,078                 126,144
    Gain on sale of loans                                                                     (594)                   (672)
    Origination of mortgage servicing rights                                                  (774)                     --
    Realized securities (gains) losses                                                        (121)                     84
    Provision for depreciation, amortization and accretion                                   4,048                   1,236
    Deferred income taxes                                                                     (435)                   (737)
    Increase in interest receivable                                                           (643)                   (193)
    Increase (decrease) in interest payable                                                    572                    (847)
    Other - net                                                                              1,111                    (539)
                                                                                          --------                --------
      Total adjustments                                                                     11,695                   3,693
                                                                                           -------                 -------
       Net cash provided by operating activities                                            33,481                  23,473
                                                                                           -------                 -------
Cash Flows From Investing Activities
Net (increase) decrease in interest bearing deposits with banks                               (450)                  4,051
Purchase of securities available-for-sale                                                  (92,998)               (189,209)
Proceeds from sales of securities available-for-sale                                        33,681                  27,906
Proceeds from maturities and prepayments of securities available-for-sale                   32,208                  68,137
Purchase of securities held-to-maturity                                                     (1,783)                 (6,959)
Proceeds from maturities and prepayments of securities
  held-to-maturity                                                                          50,247                  43,984
Net increase in loans                                                                     (197,743)               (130,677)
Purchase of premises and equipment and other assets                                         (4,570)                 (6,139)
                                                                                          --------                --------
    Net cash used in investing activities                                                 (181,408)               (188,906)
                                                                                           -------                 -------
Cash Flows From Financing Activities
Net increase in non-interest bearing demand, savings and NOW deposit accounts               19,212                  43,262
Net increase (decrease) in time deposits                                                     9,187                 (17,065)
Net increase in short-term borrowings                                                      109,048                  34,211
Repayment of long-term debt                                                                     --                    (964)
Cash dividends and fractional shares                                                        (9,528)                 (7,696)
Proceeds from sales of stock                                                                 3,665                   2,928
Common stock repurchased                                                                        --                  (6,119)
                                                                                       -----------
    Net cash provided by financing activities                                              131,584                  48,557
                                                                                           -------                 -------
Decrease in Cash and Cash Equivalents                                                      (16,343)               (116,876)
Cash and Cash Equivalents, beginning of period                                             168,675                 245,268
                                                                                           -------                 -------
Cash and Cash Equivalents, end of period                                                  $152,332                $128,392
                                                                                           =======                 =======

See accompanying notes to financial statements.

Notes to Consolidated Financial Statements

The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

1. In the opinion of management of the Company, the unaudited consolidated financial statements contained herein include all adjustments (consisting of only normal recurring accruals) necessary to present fairly the consolidated financial position of the Company as of June 30, 1997, June 30, 1996 and December 31, 1996 and consolidated results of operations for the three months and six months ended June 30, 1997 and 1996.

2. The results of operations for the three months and six months ended June 30, 1997 are not necessarily indicative of the results to be expected for the full year.

3. The accompanying unaudited consolidated financial statements should be read in conjunction with the Notes to Consolidated Financial Statements contained in the Registrant's Form 10-K for the year ended December 31, 1996.